UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long Term Incentive Compensation Plan

On July 22, 2008, upon the recommendation of the Personnel and Compensation Committee (the "P&C Committee"), the Board of Directors ("Board") approved a Senior Executive Long Term Incentive Compensation Plan (the "Senior Executive Long Term Plan"). New performance criteria and goals are expected to be established by the P&C Committee and approved by the Board not later than October 31, 2008. Certain senior executives of the Bank, including Matthew Feldman, Roger Lundstrom and Charles Huston, who are named executive officers ("NEOs") as identified in its Annual Report on Form 10-K filed on March 19, 2008 ("2007 Form 10-K"), will be participants under the new plan. Senior executives who become participants of the new plan will automatically be ineligible to participate in the Bank's Long-Term Supplemental Incentive Compensation Plan dated January 22, 2008 for current and future plan periods and will forfeit all performance units previously granted under such plan. A Description of the supplemental plan can be found on page 81, under "Long-Term Incentive Compensation Plan" of the Bank's 2007 Form 10-K.

The Bank's President & CEO is a participant in the Senior Executive Long Term Plan and the P&C Committee designates those other officers, including NEOs, who are eligible to participate in the Senior Executive Long Term Plan. The P&C Committee recommends performance periods and performance goals, related performance criteria, performance targets and target values (collectively, the "Goals") for approval by the Board. The P&C Committee may, from time to time, make appropriate adjustments in the Goals to reflect major unforeseen transactions, events or circumstances which in the P&C Committee's opinion alter or affect such Goals or the basis or assumptions upon which such Goals were determined. At the end of the performance period, the P&C Committee determines the extent to which the Goals for that period were achieved, which in turn determines the final award to each participant under the Senior Executive Long Term Plan. However, under the Senior Executive Long Term Plan the P&C Committee has the sole discretion to change or deny the grant of awards even if it has determined that the Goals for the period were achieved.

Participants are vested in their respective awards, if any, at the end of the performance period. If a participant dies, becomes disabled or incurs a separation from service on or after attaining normal retirement age of sixty-five on a date that is not more than 12 months before the end of a performance period, such participant becomes vested at the end of the performance period on a pro rata basis. Such vesting occurs based upon the number of full months the participant was employed by the Bank and the total number of months in the performance period. If such death, disability, or separation from service occurs more than 12 months before the end of a performance period, then the participant will not receive an award at the end of the performance period. In the event of a change of control or a termination of a participant's employment for good reason (as such terms are defined in the Senior Executive Long Term Plan), the participant will be fully vested in any award that would otherwise have been payable to that participant at the end of the performance period. Participants are entitled to receive a lump sum payment within two and one-half months following the end of the performance period in which an award under the Senior Executive Long Term Plan has vested.

The P&C Committee and the Board have not yet determined the Goals for the initial three-year performance period (January 1, 2008 to December 31, 2010), but it is expected that they will do so not later than October 31, 2008.

President's Incentive Compensation Plan

On July 22, 2008, upon the recommendation of the P&C Committee, the Board approved 2008 plan performance criteria, target values and performance targets for Matthew Feldman under the President's Incentive Compensation Plan ("President's Plan"). For a description of the President's Plan, see page 80, "President's Incentive Compensation Plan" in the Bank's 2007 Form 10-K.

The approved target values and performance criteria for the President's Plan are: 20 percent advances; 10 percent member participation in the MPF Program; 5 percent community investment participation; 25 percent operating expenses; 20 percent enterprise systems implementation, and 20 percent regulatory initiatives. Any payment to the President and CEO under the President's Plan is subject to the satisfaction of two conditions contained in Mr. Feldman's employment contract with the Bank: (1) the Bank must earn a net profit for fiscal year 2008; and (2) the Bank must have paid a dividend on its capital stock for at least two consecutive quarters during fiscal year 2008. For a description of Mr. Feldman's employment contract, see Amendment No. 1 to Form 8-K Current Report filed by the Bank on June 10, 2008.

Other Information

The information being furnished pursuant to Item 5.02 on this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terminology, such as "preliminary," "anticipates," "believes," "expects," "could," "plans," "estimates," "may," "should," "will," "predict," or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's Web site at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: July 25, 2008	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary